UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012 (December 14, 2012)

EMPEIRIA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54417	27-5079295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

142 W. 57th Street, 12th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 887-1150

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Merger

As disclosed under the headings “The Transaction” and “The Merger Agreement” in the Fourth Amended and Restated Offer to Purchase (the “Offer to Purchase”) dated December 3, 2012 and filed as Exhibit (A)(1)(AB) to Amendment No. 7 to Schedule TO filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2012 (the “Schedule TO”), which disclosures are incorporated herein by reference, Empeiria Acquisition Corp., a Delaware Corporation (“EAC”), entered into an Agreement and Plan of Merger dated as of October 19, 2012 (the “Merger Agreement”) by and among EAC, IDE Acquisition Co., LLC, a Delaware limited liability company (“Merger Sub”), Integrated Drilling Equipment Company Holdings Inc., a Delaware corporation (“IDE”), and Stephen Cope, in his capacity as representative of IDE’s stockholders (the “Representative”). On December 14, 2012, pursuant to the Merger Agreement, Merger Sub was merged with and into IDE, with Merger Sub surviving as a wholly owned subsidiary of EAC (the “Merger”). Capitalized terms used herein but not defined have the meanings ascribed to them in the Offer to Purchase.

As required by the Merger Agreement, the parties entered into various transaction related agreements (collectively, the “Related Agreements”) on December 14, 2012, including the following:

(i)	Lock-Up Agreements whereby all Share Consideration owned by Holders is not transferable until 12 months after the Closing, subject to certain exceptions (included in this Form 8-K as Exhibit 10.15);

(ii)	Registration Rights Agreement setting forth the registration rights of IDE’s former stockholders (the “IDE Stockholders”) (included in this Form 8-K as Exhibit 10.16);

(iii)	Voting Agreement between the IDE Stockholders, EAC and Empeiria Investors LLC, a limited liability company controlled by certain of EAC’s officers and directors and EAC’s sponsor (“EI”), relating to the election of directors of EAC following the Closing (included in this Form 8-K as Exhibit 10.17)

(iv)	International Assignment Agreement pursuant to which International Drilling Equipment Company, LLC, an affiliate of Stephen Cope, assigned certain intellectual property to IDE (included in this Form 8-K as Exhibit 10.18); and

(v)	Amendments to Certain Real Properties Leases Agreement pursuant to which IDE and certain of its subsidiaries and lessors amended the leases to, among other things, extend the terms of such leases and give IDE the option to purchase such facilities from their current owners for a period of one year after the Closing (included in this Form 8-K as Exhibits 10.19 – 10.21).

The description of each Related Agreement contained in the Offer to Purchase in the section entitled “Related Agreements” is incorporated herein by reference. The summary of each Related Agreement is qualified in its entirety by reference to the Related Agreements attached as Exhibits 10.15 through 10.21, which are incorporated herein by reference.

Term Facility

On December 14, 2012, EAC and its subsidiaries (the “Borrowers”) entered into a term loan and security agreement with Elm Park Credit Opportunities Fund, L.P. and Elm Park Credit Opportunities Fund (Canada), L.P., as lenders, and Elm Park Capital Management, LLC, as administrative agent (the “Term Loan Agreement”). The Term Loan Agreement provides for a $20.0 million four year senior secured second-lien term loan facility (the “Term Facility”). Proceeds of the Term Facility were used (a) to finance a portion of the consideration payable in the Merger, (b) to repay a portion of the Borrowers’ existing indebtedness, and (c) to pay fees and expenses associated with the Merger and related transactions.

Interest Rate. Loans under the Term Facility bear interest, at the Borrowers’ option, at a rate equal to the adjusted LIBOR rate or an alternate base rate, in each case, subject to a floor and a spread, and such interest will be paid in cash. For LIBOR loans, the floor will be 3.0% and the spread will range from 8.0% to 9.0% per annum depending on the total leverage ratio. For alternate base rate loans, the floor will be 4.0% and the spread will range from 7.0% to 8.0% per annum depending on the total leverage ratio. In addition, all loans bear additional PIK interest at a rate of 2.0% per annum.

Voluntary Prepayment. The Borrowers are permitted to make voluntary principal prepayments with respect to the Term Facility at any time; however, in connection with any voluntary prepayment (and in certain instances, mandatory prepayments) during the first year of the Term Facility, the Borrowers will be required to pay a make whole premium in an amount equal to the present value of all interest that but for such prepayment would have accrued through the first anniversary of the Term Facility, plus an amount equal to 3.0% of the amount being prepaid, and any principal prepayment made thereafter will be subject to a prepayment penalty in an amount equal to 3.0% in the second year of the Term Facility, 1.0% in the third year of the Term Facility and 0.0% thereafter.

Mandatory Prepayment and Amortization. The Borrowers are required to make quarterly amortization payments with respect to the Term Facility of $150,000 for each of the first four full quarters after the closing of the Term Facility and $300,000 each quarter thereafter. In addition, the Borrowers are required to make mandatory prepayments in connection with certain events, including certain asset sales, debt issuances, equity issuances, casualty and condemnation events and the receipt of extraordinary proceeds, as well as an annual mandatory prepayment in an amount equal to 50% of certain excess cash flow for the previous year.

Guarantors and Security Interests. The Borrowers are all jointly and severally liable for the obligations owing under the Term Facility and any future subsidiaries of the Borrowers will be required to guarantee the payment and performance of the obligations of the Borrowers under the Term Facility. The Term Facility is secured, subject to certain permitted liens, on a second priority basis by a security interest in substantially all of each Borrower’s and each guarantor’s tangible and intangible assets.

Certain Representations and Covenants. The Term Facility contains certain representations and warranties and affirmative and negative covenants, including, in the case of negative covenants, restrictions on indebtedness, investments, sales of assets, mergers and consolidations, liens and dividends and other distributions. In addition, the Term Facility includes certain financial covenants, including a minimum net worth covenant, a minimum fixed charge coverage ratio, a minimum liquidity test, a minimum EBITDA covenant, a maximum total leverage ratio and a limitation on capital expenditures. The Term Facility also includes customary events of default, including upon a change of control.

The summary of the Term Loan Agreement is qualified in its entirety by reference to the Term Loan Agreement filed as Exhibit 10.22 to this Current Report on Form 8-K, which is incorporated herein by reference.

Warrants. In consideration of the Lenders issuing the Term Facility, EAC and the Lenders entered into a Common Stock Warrant Agreement, dated as of December 14, 2012 (the “Common Stock Warrant Agreement”), pursuant to which EAC issued to the Lenders warrants (“Elm Park Warrants”) to purchase up to 142,484 Common Shares with an exercise price of $0.01 per share. The Elm Park Warrants are immediately exercisable, may be exercised on a net basis and have a term of 10 years from the date of issuance. Subject to certain exceptions, the holders of the Elm Park Warrants are also entitled to pro rata pre-emptive rights for a period of four years from the date of issuance. The exercise price and number of Elm Park Warrants are subject to adjustment upon the occurrence of certain events, including, but not limited to stock splits; dividends; combinations; issuance of certain options, warrants or rights; distributions; below market issuances of common stock or related securities; and issuance of convertible securities. However, the Elm Park Warrants will not be adjusted upon the issuance of the Contingent Common Shares or the vesting of any Common Shares beneficially owned by EI or by any of EAC’s directors and officers that do not vest until EAC’s stock price trades at $12.00 per share or higher for any 20 trading days within a 30-day period. The Elm Park Warrants issued are exempt from registration under the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(a)(2) because the transaction did not involve any public offering.

The summary of the Common Stock Warrant Agreement is qualified in its entirety by reference to the Common Stock Warrant Agreement filed as Exhibit 4.4 to this Current Report on Form 8-K, which is incorporated herein by reference.

Registration Rights. In connection with entering into the Common Stock Warrant Agreement, EAC entered into a registration rights agreement, dated as of December 14, 2012 (the “Elm Park Registration Rights Agreement”), with the Lenders pursuant to which EAC agreed to register the Common Shares underlying the Elm Park Warrants on Form S-3 and granted piggy-back registration rights to the Lenders. In the event that EAC is not eligible to use Form S-3 on a date that is one year from the date of issuance, EAC has agreed to effect one registration on Form S-1; provided that, in the event the number of Lenders’ Common Shares registered in an underwritten offering on Form S-1 is reduced by the underwriters, EAC has agreed to effect one additional registration on Form S-1.

The summary of the Elm Park Registration Rights Agreement is qualified in its entirety by reference to the Elm Park Registration Rights Agreement filed as Exhibit 10.23 to this Current Report on Form 8-K, which is incorporated herein by reference.

Restated PNC Credit Facility

On December 14, 2012, the Borrowers entered into an amended and restated revolving credit and security agreement with PNC Bank, National Association, as administrative agent and the initial lender (the “Revolving Credit Agreement”). The Revolving Credit Agreement provides for a $20 million committed asset-based revolving credit facility, with a sublimit for letters of credit (the “Revolving Facility”). The availability of credit under the Revolving Credit Agreement is subject to a borrowing base, which is calculated based on percentages of accounts receivable and inventory and at any given time may limit the amount of borrowings and letters of credit otherwise available under the Revolving Facility. The commitments under the Revolving Credit Agreement expire on June 30, 2016 and all loans made under the Revolving Facility mature on such date.

Interest Rate. Loans under the Revolving Facility will bear interest, at the Borrowers’ option, at a rate equal to the adjusted LIBOR rate plus 2.50% or an alternate base rate plus 1.50%.

Termination of Commitments. The Borrowers will be permitted to make voluntary prepayments with respect to the Revolving Facility at any time and may terminate or reduce the commitments under the Revolving Credit Facility after meeting certain notice requirements; however, in connection with any voluntary reduction or termination of the commitments the Borrowers are required to pay a fee in an amount equal to 3.0% of any reduction during the first year of the Revolving Facility, 2.0% of any reduction during the second year of the Revolving Facility and 1.0% of any reduction during the third year of the Revolving Facility.

Mandatory Prepayments. The Borrowers are required to use insurance proceeds and the net cash proceeds from any asset sale to prepay revolving loans made under the Revolving Facility. In addition, if a default exists under the Revolving Credit Agreement, the Borrowers are required to use the net cash proceeds of certain equity and debt issuances and certain receipts received outside of the ordinary course of business to prepay revolving loans made under the Revolving Facility. Such prepayments do not result in a mandatory reduction of the commitments and can be reborrowed to the extent that borrowings are then permitted under the Revolving Credit Agreement.

Guarantors and Security Interests. The Borrowers are all jointly and severally liable for the obligations owing under the Revolving Facility and any future subsidiaries of the Borrowers shall be required to guarantee the payment and performance of the obligations of the Borrowers under the Revolving Facility. The Revolving Facility is secured, subject to certain permitted liens, on a first priority basis by a security interest in substantially all of each Borrower’s and each guarantor’s tangible and intangible assets.

Certain Representations and Covenants. The Revolving Facility contains certain representations and warranties and affirmative and negative covenants, including, in the case of negative covenants, restrictions on indebtedness, investments, sales of assets, mergers and consolidations, liens and dividends and other distributions. In addition, the Revolving Facility includes certain financial covenants, including a minimum net worth covenant, a minimum fixed charge coverage ratio, a minimum liquidity test, a minimum EBITDA covenant, a maximum total leverage ratio and a limitation on capital expenditures. The Revolving Facility also includes customary events of default, including upon a change of control.

The summary of the Revolving Facility is qualified in its entirety by reference to the Revolving Credit Agreement filed as Exhibit 10.24 to this Current Report on Form 8-K, which is incorporated herein by reference.

Stock Purchase Agreement for Series A Preferred Stock

On December 14, 2012, EAC entered into a Stock Purchase Agreement (the “Purchase Agreement”) with EI, pursuant to which EI purchased an aggregate of 25,000 shares of series A preferred stock (the “Preferred Shares”) at a price per share of $100 for aggregate proceeds to EAC of $2.5 million.

The summary of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.25 to this Current Report on Form 8-K, which is incorporated herein by reference.

The Preferred Shares will not vote, are not convertible into Common Shares and will accrue cumulative dividends at a rate of 16% per annum, which will be payable only with additional Preferred Shares. The Preferred Shares will participate in any dividend as and when declared by the board of directors and paid to holders of the Common Shares, on a share-for-share basis. The shares will have a liquidation preference equal to the purchase price of the Preferred Shares plus all accrued and unpaid dividends at the date of liquidation. The Preferred Shares will be redeemable at the option of EAC at any time on 15 days’ notice, at any time after the first anniversary of the date on which all indebtedness for borrowed money of EAC is repaid in full, at a redemption price equal to the purchase price, plus all accrued and unpaid dividends to the date of redemption, subject to compliance with any restrictions in EAC’s then-outstanding indebtedness. The Preferred Shares will be subject to mandatory redemption on the date which is 181 days following the latest maturity date of any indebtedness of EAC outstanding on December 14, 2012. The Preferred Shares issued are exempt from registration under the Securities Act pursuant to Section 4(a)(2) because the transaction did not involve a public offering.

The summary of the terms of the Preferred Shares is qualified in its entirety by reference to the Certificate of Designation of Series A Preferred Stock filed as Exhibit 4.6 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 14, 2012, EAC consummated the transactions contemplated by the Merger Agreement including the Merger of IDE with and into Merger Sub as contemplated by the Merger Agreement, with Merger Sub remaining as the surviving entity and wholly owned subsidiary of EAC. The summaries of the Merger Agreement and the business of IDE contained in the sections of the Offer to Purchase entitled “The Merger Agreement” and “Business of IDE” are incorporated herein by reference.

The summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Prior to the Merger, EAC was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. Following the Merger, EAC’s operations consist of the businesses of EAC and IDE. The following information, which is required by Item 2.01(f) of Form 8-K, reflects the post-Merger company on a combined basis (the “Company”).

Business

The business of the Company is described in the Offer to Purchase in the sections entitled “Business of EAC,” “Business of IDE,” and “Where You Can Find More Information,” each of which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Offer to Purchase in the sections entitled “Risk Factors—Risks Related to EAC and the Merger” and “—Risks Related to IDE’s Business and Industry,” each of which is incorporated herein by reference.

Financial Information

The “Selected Historical Financial Information—Empeiria Acquisition Corp.,” “—Integrated Drilling Equipment Company Holdings Inc.,” “—Rig Works Inc.,” “Selected Unaudited Condensed Consolidated Pro Forma Financial Information,” “Management’s Discussion And Analysis of Financial Condition and Results of Operations of EAC” and “Management’s Discussion And Analysis of Financial Condition and Results of Operations of IDE” in the Offer to Purchase are incorporated herein by reference.

Properties

The description of the properties of the Company are described in the Offer to Purchase in the sections entitled “Business of EAC—Facilities” and “Business of IDE—Properties,” each of which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to EAC regarding the beneficial ownership of the Common Shares immediately following the consummation of the Merger on December 14, 2012 by:

• each person known by EAC to be the beneficial owner of more than 5% of EAC’s outstanding Common Shares;

• each of EAC’s executive officers and directors; and

• all post-Merger executive officers and directors as a group.

The table excludes Wexford Capital LP, AQR Capital Management, LLC, Bulldog Investors, Polar Securities and Fir Tree Value Master Fund, L.P., each of which was the beneficial owner of more than five percent of EAC’s Common Shares pre-Merger. These entities were excluded because, based on the number of Common Shares tendered in the Tender Offer and the Schedule 13G/A filed by Bulldog Investors on December 18, 2012, EAC knows or has reason to believe that these entities no longer beneficially own five percent of the Common Shares.

As of December 14, 2012, there were 8,685,700 Common Shares issued and outstanding. Unless otherwise indicated, EAC believes that all persons named in the table have sole voting and investment power with respect to all Common Shares beneficially owned by them.

In connection with the consummation of the Merger, EAC, EI and certain EAC stockholders (together, the “Voting Group”) entered into a voting agreement, dated December 14, 2012 (the “Voting Agreement”), creating a group under Rule 13d-3 of the Securities Exchange Act of 1934. For more information, see the section entitled “Related Agreements – Voting Agreement” in the Offer to Purchase, which is incorporated herein by reference. Each member of the Voting Group has sole dispositive power over the following number of Common Shares: Empeiria Investors LLC (2,058,000); Stephen Cope (3,137,867); Kelly Cook (96,025); Lauren Little (96,025); Stephen K. Cope (96,025); Vicki Cope (96,025); SDC Management Services, LLC (40,269); Ronald Moreau (851,839); Eric Storm (534,644); Jeff Sweet (255,241); Richard Dodson (309,759); Bruce Burnham (30,976); and Greg Kimbrough (30,976). The Voting Group has shared voting power with respect to 7,633,671 Common Shares. As a result of entering into the Voting Agreement, each member of the Voting Group may be deemed to beneficially own all of the Common Shares owned by the members of the Voting Group. The following table does not reflect the additional Common Shares that each member of the Voting Group may be deemed to beneficially own as a result of joining the Voting Group.

Information in the table:

•	reflects the lapse of restrictions on 426,000 Common Shares upon the consummation of the Merger and the distribution of 319,500 of such shares by EI, EAC’s sponsor, to its members within 60 days of the closing of the Merger in accordance with the terms of its operating agreement;

•	reflects the lapse of restrictions on the 390,000 Common Shares and 390,000 warrants underlying the 390,000 placement units 30 days after the consummation of the Merger; and

•	assumes that none of the up to 5,250,000 Contingent Common Shares that are issuable to the former IDE Stockholders upon the satisfaction of certain stock price conditions or a change in control (other than the initial business transaction) within the five-year period following the consummation of the Merger have been issued. The Contingent Common Shares are issuable as follows: (1) 1,312,500 shares when either (a) the closing price of the Common Shares exceeds $12.00 for any 20 trading days within a 30-trading day period following the consummation of the business transaction or (b) a change of control transaction occurs following the consummation of the business transaction that values the Common Shares at more than $12.00 per share; (2) 1,312,500 shares when either (a) the closing price of the Common Shares exceeds $13.50 for any 20 trading days within a 30-trading day period following the consummation of the business transaction or (b) a change of control transaction occurs following the consummation of the business transaction that values the Common Shares at more than $13.50 per share; (3) 1,312,500 shares when either (a) the closing price of the Common Shares exceeds $15.00 for any 20 trading days within a 30-trading day period following the consummation of the business transaction or (b) a change of control transaction occurs following the consummation of the business transaction that values the Common Shares at more than $15.00 per share; and (4) 1,312,500 shares when either (a) the closing price of the Common Shares exceeds $17.00 for any 20 trading days within a 30-trading day period following the consummation of the business transaction or (b) a change of control transaction occurs following the consummation of the business transaction that values the Common Shares at more than $17.00 per share.

	Number of Shares	Approximate Percentage of
	Beneficially Owned	Outstanding Shares
Name and address of beneficial owners
Voting Group	7,633,671	84.5%(12)
Empeiria Investors LLC (1)(2)	2,058,000	22.8%(12)
Alan B. Menkes (1)(2)	2,314,410(4)	25.6%(12)
Keith E. Oster (1)(2)	2,131,907(5)	23.6%(12)
Joseph Fong (1)(2)	2,101,645(6)	23.3%(12)
Michael Dion (1)	227,123(7)	2.6%
James N. Mills (1)	106,639(8)	1.2%
Stephen Cope (3)	3,178,136(9)(10)	36.8%
Richard Dodson (3)	309,759(10)	3.6%
Anthony Beebe (3)	—	—
All post-Merger directors and executive officers as a group (6 persons) (2)	6,136,067(11)	67.9%(12)

(1)	The business address of each of these beneficial owners is c/o Empeiria Investors LLC, 142 W. 57th Street, 12th Floor, New York, NY 10019.
(2)

Messrs. Menkes, Oster and Fong are managing members of EI and have joint voting and dispositive power over EI. As a result, Messrs. Menkes, Oster and Fong may be deemed beneficial owners of 100% of the Common Shares held by EI. However, each of Messrs. Menkes, Oster and Fong disclaims beneficial ownership over Common Shares held by EI except to the extent of his pecuniary interest therein. Shares held by EI include: 390,000 Common Shares and 390,000 warrants underlying the 390,000 placement units and 1,278,000 Common Shares of which 319,500 will be released from transfer restrictions upon the date of each of the following remaining events (the “Restriction Lapse Events”) (i) when the closing price of the Common Shares exceeds $12.00 for any 20 trading days within a 30-trading day period, (ii) when the closing price of the Common Shares exceeds $13.50 for any 20 trading days within a 30-trading day period, (iii) when the closing price of the Common Shares exceeds $15.00 for any 20 trading days within a 30-trading day period and (iv)

when the closing price of the Common Shares exceeds $17.00 for any 20 trading days within a 30-trading day period or earlier, in any case, if EAC engages in a subsequent transaction (1) resulting in its stockholders having the right to exchange their shares for cash or other securities or (2) involving a merger or other change in the majority of EAC’s board of directors or management team in which EAC is the surviving entity. With respect to any shares released from transfer restrictions, EI is required to distribute them to its members within 60 days of such release. Shares held by EI exclude 319,500 Common Shares that were released from transfer restrictions upon the consummation of the Merger (which shares are expected to be distributed to EI’s members within 60 days of their release).
(3)	The business address of each of these beneficial owners is c/o Integrated Drilling Equipment Company Holdings Inc., 25311 I-45 North, Woodpark Business Center, Bldg. 6, Spring, TX 77380.
(4)	Amount includes 2,058,000 Common Shares beneficially owned by Mr. Menkes indirectly through EI (by virtue of being a managing member of EI) and 256,410 Common Shares owned by him directly as a result of a transfer made by EI to Mr. Menkes as of May 2, 2011 and the expected distribution by EI to Mr. Menkes of certain Common Shares that were released from transfer restrictions upon the consummation of the Merger. 146,970 of the Common Shares owned by Mr. Menkes directly are subject to transfer restrictions that will lapse upon the occurrence of further Restriction Lapse Events.
(5)	Amount includes 2,058,000 Common Shares beneficially owned by Mr. Oster indirectly through EI (by virtue of being a managing member of EI) and 73,907 Common Shares beneficially owned by Mr. Oster directly as a result of a transfer made by EI to Mr. Oster as of May 2, 2011 and the expected distribution by EI to Mr. Oster of certain Common Shares that were released from transfer restrictions upon the consummation of the Merger. 57,510 of the Common Shares owned by Mr. Oster directly are subject to transfer restrictions that will lapse upon the occurrence of further Restriction Lapse Events.
(6)	Amount includes 2,058,000 Common Shares beneficially owned indirectly by Mr. Fong through EI (by virtue of being a managing member of EI), 26,257 Common Shares held by Stonehenge Investments, LLC, an entity that is solely owned by a Roth IRA account of which Mr. Fong is the sole participant, and 17,388 Common Shares beneficially owned by Mr. Fong directly. The 43,645 Common Shares held by Stonehenge Investments, LLC and owned by Mr. Fong directly are as a result of transfers made by EI to Stonehenge Investments, LLC and Mr. Fong as of May 2, 2011 and the expected distribution by EI to Stonehenge Investments, LLC and Mr. Fong of certain Common Shares that were released from transfer restrictions upon the consummation of the Merger. 26,838 of the Common Shares held by Stonehenge Investments, LLC and owned by Mr. Fong directly are subject to transfer restrictions that will lapse upon the occurrence of further Restriction Lapse Events.
(7)	Amount includes 227,123 Common Shares beneficially owned by Mr. Dion indirectly through his membership interest in NMD Retirement LLC, an entity that is solely owned by a Roth IRA account of which Mr. Dion is the sole participant, as a result of a transfer made by EI to NMD Retirement LLC as of May 2, 2011 and the expected distribution by EI to NMD Retirement LLC of certain Common Shares that were released from transfer restrictions upon the consummation of the Merger. 123,540 of the Common Shares held by NMD Retirement LLC directly are subject to transfer restrictions that will lapse upon the occurrence of further Restriction Lapse Events.
(8)	Amount includes 106,639 Common Shares beneficially owned by Mr. Mills directly, as a result of a transfer made by EI to Mr. Mills as of May 2, 2011 and the expected distribution by EI to Mr. Mills of certain Common Shares that were released from transfer restrictions upon the consummation of the Merger. 56,232 of the Common Shares owned by Mr. Mills directly are subject to transfer restrictions that will lapse upon the occurrence of further Restriction Lapse Events.
(9)	Amount includes Common Shares directly owned by Mr. Cope and Common Shares indirectly owned by Mr. Cope attributable to SDC Management, LLC, a Texas limited liability company, which is solely owned by Mr. Cope.
(10)	Pursuant to the Merger Agreement, a portion of the Common Shares (“Holdback Shares”) issued as consideration are being held by EAC and are subject to forfeiture during the eighteen-month period following the Merger to satisfy indemnification claims. The amounts above reflect 427,500 and 41,666 Holdback Shares which are being held by EAC for the benefit of Mr. Cope and Mr. Dodson, respectively.

(11)	The post-Merger directors and executive officers group includes: Stephen Cope, Richard Dodson, Michael Dion, Anthony Beebe, Alan B. Menkes, and James N. Mills.
(12)	Total outstanding Common Shares include 390,000 placement warrants that will be released from restrictions 30 days after the consummation of the Merger.

Directors and Officers

The information set forth in Item 5.02 hereof is incorporated herein by reference.

Executive Compensation

The Offer to Purchase provided that EAC intended to adopt, or was examining whether to adopt, certain compensatory arrangements upon the consummation of the Merger, including a travel and expense reimbursement policy. EAC did not adopt any of these compensatory arrangements upon the consummation of the Merger, but intends to adopt a travel and expense reimbursement policy as soon as practicable following the date hereof and continues to explore and analyze whether to adopt certain other compensatory plans and employee benefit arrangements.

The information in the sections of the Offer to Purchase entitled “Management of EAC – Compensation Discussion and Analysis,” “—Compensation Committee Interlocks and Insider Participation and Compensation Committee Report,” “Management of IDE—Executive Officer Compensation Overview,” “—Board of Directors Compensation,” “Management of EAC Following the Transaction—Director Compensation,” “—Executive Compensation,” “—Elements of Executive Compensation,” and “—Other Compensation Considerations,” “—Compensation Committee Interlocks and Insider Participation” is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Intellectual Property Licensing

Mr. Steven Cope, Chief Executive Officer of IDE, serves as managing member of International Drilling Equipment Company, LLC (“International”). Mr. Cope and Mr. Philip Wasterval are the sole members of International. IDE is a party to a consulting agreement with Mr. Wasterval whereby International receives intellectual property from Mr. Wasterval in exchange for a 50% interest in International, a $10,000 per month retainer fee, “Option Shares” in International, and a commission on International’s rig sales. In December 2011, IDE and Mr. Wasterval agreed to terminate the retainer fee under the consulting agreement. We license International’s intellectual property under a license agreement. Under the license agreement, IDE receives a non-exclusive license for the manufacture, use, sale and offer for sale and import of the intellectual property. The value of this license is approximately $25,000 for each mast and $25,000 for each substructure that IDE manufactures using the intellectual property. In 2011, IDE paid International approximately $265,500 pursuant to these agreements. In connection with the Merger, the parties terminated the license agreement and conveyed such intellectual property to IDE for royalties or a purchase price not to exceed $12,500 per each mast and $12,500 per each substructure that uses the applicable intellectual property and that is incorporated into IDE’s products from and after December 14, 2012.

The information in the section of the Offer to Purchase entitled “Certain Relationships and Related Party Transactions,” except the subheading entitled “Intellectual Property Licensing,” is incorporated herein by reference.

EAC uses the NYSE Amex standard for determining the independence of directors. EAC has determined that Mr. Mills is an independent director as defined under NYSE Amex rules. The board has also appointed Mr. Mills to be the sole member of each of the Audit and Compensation Committees.

Legal Proceedings

The information in the sections of the Offer to Purchase entitled “Business of EAC—Legal Proceedings” and “Business of IDE—Legal Proceedings” are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information in the section of the Offer to Purchase entitled “Price Range of Securities and Dividends” is incorporated herein by reference.

As of the date of this Form 8-K, there were ten holders of record of EAC’s Common Shares, two holders of record of EAC’s Warrants and one holder of record of EAC’s Units.

Recent Sales of Unregistered Securities

The information set forth in Item 1.01 regarding the Elm Park Warrants and the Preferred Shares, the information in “Item I, Business – Significant Activities Since Inception” in the Company’s Annual Report on Form 10-K, filed with the SEC on March 21, 2012 regarding the private placements of shares and units and the information in the section entitled “The Merger Agreement—Merger Consideration” regarding the issuance of shares as consideration in the Merger is incorporated herein by reference. The private placements of shares and units in 2011 and the issuance of shares as consideration in the Merger are exempt from registration under the Securities Act pursuant to 4(a)(2) because the transactions did not involve a public offering.

Description of Registrant’s Securities to be Registered

The information in the sections of the Offer to Purchase entitled “Description of Securities” and “Material Differences in the Rights of EAC Stockholders Following the Transaction” is incorporated herein by reference.

Indemnification of Directors and Officers

The information in Part II, Item 14 entitled “Indemnification of Directors and Officers” of EAC’s registration statement on Form S-1 filed with the SEC on June 13, 2011 is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the filings of EAC on Forms 10-K and 10-Q for EAC’s financial statements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

The following financial statements are incorporated herein by reference to such statements contained in the Offer to Purchase:

Empeiria Acquisition Corp.

Report of Independent Registered Public Accounting Firm — Rothstein Kass

Financial Statements for the Period from January 24, 2011 (date of inception) to December 31, 2011

Balance Sheets

Statements of Operations

Statement of Changes in Stockholders’ Equity

Statements of Cash Flows

Notes to Financial Statements

Interim Financial Statements for the Nine Months Ended September 30, 2012 and 2011

Balance Sheets

Statements of Operations

Statement of Changes in Stockholders’ Equity

Statements of Cash Flows

Notes to Financial Statements

The following pro forma consolidated financial statements are incorporated herein by reference to such statements contained in the Offer Purchase in the section entitled “Unaudited Condensed Consolidated Pro Forma Financial Information”:

Empeiria Acquisition Corporation Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2012

Empeiria Acquisition Corporation Unaudited Pro Forma Condensed Combined Statement of Operations For the Nine Months Ended September 30, 2012

Empeiria Acquisition Corporation Unaudited Pro Forma Condensed Combined Statement of Operations For the Year Ended December 31, 2011

Integrated Drilling Equipment Company Holdings Inc.

Report of Independent Registered Public Accounting Firm—PricewaterhouseCoopers LLP

Consolidated Financial Statements as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Stockholders’ Deficit

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Unaudited Condensed Consolidated Financial Statements as of September 30, 2012 and for the Nine Months Ended September 30, 2012 and 2011

Condensed Consolidated Balance Sheets

Condensed Consolidated Statements of Operations

Condensed Consolidated Statements of Stockholders’ Deficit

Condensed Consolidated Statements of Cash Flows

Notes to Condensed Consolidated Financial Statements

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in the section entitled “Recent Sales of Unregistered Securities” in Item 2.01 hereof is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information in the section of the Offer to Purchase entitled “Material Differences in the Rights of EAC Stockholders Following the Transaction” is incorporated herein by reference Additionally, the information set forth in Item 1.01 hereof in the sections “Term Facility – Warrants” and “Stock Purchase Agreement for Series A Preferred Stock” is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

As previously announced, EAC completed its tender offer to purchase up to 5,520,000 shares of its issued and outstanding Common Stock for $10.20 per share, net to the seller in cash without interest (the “Stock Purchase Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, as supplemented by the Schedule TO and the Fourth Amended and Restated Letter of Transmittal (the “Letter of Transmittal”) (which together constitute the “Offer”). The Offer expired at 5:00 p.m., New York City time, on Thursday, December 13, 2012. A total of 5,448,971 Common Shares were validly tendered and not withdrawn. The Company accepted for purchase and paid for all Common Shares that were validly tendered. The Common Shares acquired in the Offer will be held in treasury unless subsequently retired.

In connection with the Merger, EAC issued an aggregate of 5,575,671 Common Shares to the former IDE Stockholders.

Prior to the Offer and the Merger, no party beneficially owned more than 50% of the Common Shares. As a result of the transactions contemplated by the Offer and the Merger, EAC has 8,646,700 Common Shares outstanding. Of the 8,646,700 Common Shares, 7,633,671 Common Shares, or approximately 84.5% of EAC’s Common Shares outstanding, are held by the Voting Group and 5,575,671 Common Shares, or approximately 64.5% of EAC’s Common Shares outstanding, are held by the former IDE Stockholders.

Based on the Purchase Price of $10.20 per Common Share and the 5,448,971 shares of Common Shares validly tendered and accepted for purchase, the aggregate amount paid to acquire such Common Shares was approximately $55.6 million. EAC funded the acquisition of the Common Shares with funds released from its Trust Account established upon consummation of its initial public offering, as described in the Offer to Purchase.

The Offer was made pursuant to the Merger Agreement, the material terms of which were described in the sections of the Offer to Purchase entitled “The Transaction” and “The Merger Agreement,” which are incorporated herein by reference.

The information set forth in Items 1.01 and 2.01 above is incorporated herein by reference.

The summary of the Voting Agreement contained in the section of the Offer to Purchase entitled “Related Agreements – Voting Agreement” is incorporated herein by reference.

The descriptions of the Merger Agreement and the Voting Agreement are qualified in their entirely by reference to Exhibits 2.1 and 10.17, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Voting Agreement

The summary of the Voting Agreement contained in the section of the Offer to Purchase entitled “Related Agreements – Voting Agreement” is incorporated herein by reference.

Directors and Executive Officers

Directors. On December 20, 2012, the Board of Directors of EAC (the “Board”) fixed the size of the Board at six directors, with three directors in each of Class I and Class II. Class I consists of Richard Dodson and is expected to include the two independent directors to be appointed pursuant to the Voting Agreement. Class II consists of Alan B. Menkes, Stephen D. Cope and James N. Mills. In connection with the Merger, on December 14, 2012, the Board formed an Audit Committee and a Compensation Committee. James N. Mills, an independent director, was appointed as the sole member of the Audit Committee and the Compensation Committee. The information concerning arrangements or understandings pursuant to which the directors have been appointed is set forth in the section of the Offer to Purchase entitled “Related Agreements – Voting Agreement” and is incorporated herein by reference.

On December 20, 2012, the Board accepted the resignations of Keith Oster, Michael Dion and Barry Brigman as directors and appointed Stephen Cope and Richard Dodson to fill the vacancies. Mr. Cope and Mr. Dodson were appointed to the Board pursuant to the Voting Agreement. For additional information about the Voting Agreement see “—Voting Agreement” above.

Officers. Effective December 14, 2012, Alan B. Menkes, Keith E. Oster and Joseph Fong resigned from their positions as Chief Executive Officer, President and Chief Financial Officer, respectively. On the same date, the Board appointed Stephen D. Cope to serve as Chief Executive Officer, Richard Dodson to serve as President and Chief Operating Officer, Michael Dion to serve as Chief Financial Officer and Anthony Beebe to serve as Managing Director of Operations.

The table below sets forth the names and ages of the members of EAC’s directors and officers, as well as the new positions held by such persons.

Name	Age	Position
Stephen Cope	60	Chief Executive Officer and Director
Richard Dodson	60	President, Chief Operating Officer and Director
Michael Dion	55	Chief Financial Officer
Anthony Beebe	41	Managing Director of Operations
James N. Mills	75	Chairman of the Board
Alan B. Menkes	53	Director

Biographical information of Messrs. Dion, Mills, and Menkes in the section of the Offer to Purchase entitled “Management of EAC” is incorporated herein by reference. The biographical information of Messrs. Cope and Dodson in the section of the Offer to Purchase entitled “Management of IDE” is incorporated herein by reference. The biographical information of Mr. Beebe in the section of the Offer to Purchase entitled “Management of EAC Following the Transaction” is incorporated herein by reference. Additionally, the information below in the section “— Certain Relationships and Related Party Transactions” is incorporated herein by reference.

Employment Agreements with Executive Officers

In connection with its execution of the Merger Agreement, IDE entered into amended and restated employment agreements with Messrs. Cope, Beebe and Storm, and an employment agreement with Mr. Dodson, each of which became effective upon the consummation of the Merger. The information in the section entitled “Management of EAC Following the Transaction – Other Compensation Considerations – Employment Agreements” in the Offer to Purchase regarding the employment agreements is incorporated herein by reference. The summary of the employment agreements is qualified in its entirety by reference to the employment agreements filed as Exhibits 10.11, 10.12, 10.13 and 10.14 to this Current Report on Form 8-K, which are incorporated by reference herein.

Certain Relationships and Related Party Transactions

The information set forth in Item 2.01 hereof in the section entitled “Certain Relationships and Related Transactions, Director Independence – Intellectual Property Licensing” is incorporated herein by reference.

The information in the section of the Offer to Purchase entitled “Certain Relationships and Related Party Transactions,” except the subheading entitled “Intellectual Property Licensing,” is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 20, 2012, the Board approved an amendment to the Company’s Bylaws (the “Bylaw Amendment”) to provide that the officers of the Company will be a Chief Executive Officer, a President, a Chief Financial Officer and a Secretary. The Bylaw Amendment is effective immediately.

The description of the terms of the Bylaw Amendment is qualified in its entirety by reference to the complete text of the Bylaw Amendment filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

The information set forth in Item 2.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Consolidated Financial Statements as of December 31, 2011 and for the years ended December 31, 2011, 2010 and 2009 and the Unaudited Condensed Consolidated Financial Statements as of September 30, 2012 and for the Nine Months ended September 30, 2012 and 2011 contained in EAC’s Offer to Purchase are hereby incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of EAC as of September 30, 2012 and for the Nine Months Ended September 30, 2012 and for the year ended December 31, 2011 contained in the Offer to Purchase are hereby incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 19, 2012, by and among EAC, IDE Acquisition Co., LLC, IDE, and Stephen Cope, as representative of IDE stockholders (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Registrant on October 19, 2012).

3.1	Second Amended and Restated Certificate of Incorporation of EAC (incorporated by reference from Exhibit 3.1 to the Form 8-K filed by the Registrant on June 21, 2011).

3.2	Bylaws of EAC (incorporated by reference from Exhibit 3.3 to the Form S-1 filed by the Registrant on May 2, 2011).

3.3*	Amendment to the Bylaws of EAC.

4.1	Warrant Agreement, dated June 15, 2011, by and between EAC and Continental Stock Transfer & Trust Company (incorporated by reference from Exhibit 4.1 to the Form 8-K filed by the Registrant on June 21, 2011).

4.2	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.5 to the Form S-1 filed by the Registrant on May 2, 2011).

4.3	Specimen Warrant Certificate (included in Exhibit 4.4).

4.4*	Common Stock Warrant Agreement, dated as of December 14, 2012, between EAC, Elm Park Credit Opportunities Fund, L.P. and Elm Park Credit Opportunities Fund (Canada), L.P.

4.5*	Specimen Series A Preferred Stock Certificate.

4.6*	Certificate of Designation of Series A Preferred Stock.

10.1	Investment Management Trust Agreement, dated June 15, 2011, by and between EAC and Continental Stock Transfer & Trust Company (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by the Registrant on June 21, 2011).

10.2	Registration Rights Agreement, dated June 15, 2011, by and among EAC and the securityholders named therein (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by the Registrant on June 21, 2011).

10.3	Letter Agreement, dated as of June 15, 2011, among EAC, and each of the directors and officers of the Registrant (incorporated by reference from Exhibit 10.3 to the Form 8-K filed by the Registrant on June 21, 2011).

Exhibit Number	Description
10.4	Second Amended and Restated Unit Subscription Agreement, among the Company and the Sponsor, dated June 15, 2011 (incorporated by reference from Exhibit 10.5 to the Form 8-K filed by the Registrant on June 21, 2011).

10.5	Securities Subscription Agreement, dated January 24, 2011 (incorporated by reference from Exhibit 99.1 to the Form S-1 filed by the Registrant on March 4, 2011).

10.6	Amendment No. 1 to Securities Subscription Agreement, dated June 15, 2011 (incorporated by reference from Exhibit 10.6 to the Form 8-K filed by the Registrant on June 15, 2011).

10.7	Promissory Note, dated March 3, 2011, issued to Alan B. Menkes in the amount of $50,000 (incorporated by reference from Exhibit 10.11 to the Form S-1 filed by the Registrant on March 4, 2011).

10.8	Letter Agreement between Empeiria Investors LLC and EAC regarding administrative support (incorporated by reference from Exhibit 10.9 to the Form S-1 filed by the Registrant on May 2, 2011).

10.9	Form of Indemnity Agreement for officers and directors (incorporated by reference from Exhibit 10.10 to the Form S-1 filed by the Registrant on May 2, 2011).

10.10	Underwriting Agreement, dated June 15, 2011, by and between EAC and Cohen & Company Capital Markets, LLC as representative of the underwriters (incorporated by reference from Exhibit 1.1 to the Form 8-K filed by the Registrant on June 21, 2011).

10.11	Amended and Restated Employment Agreement, dated as of October 19, 2012, between IDE and Stephen Cope (incorporated by reference from Exhibit (d)(4) to the Schedule TO filed by the Registrant on October 19, 2012).

10.12	Amended and Restated Employment Agreement, dated as of October 19, 2012, between IDE and Eric Storm (incorporated by reference from Exhibit (d)(5) to the Schedule TO filed by the Registrant on October 19, 2012).

10.13	Employment Agreement, dated as of October 19, 2012, between IDE and Richard Dodson (incorporated by reference from Exhibit (d)(6) to the Schedule TO filed by the Registrant on October 19, 2012).

10.14	Amended and Restated Employment Agreement, dated as of October 19, 2012, between IDE and Anthony Beebe (incorporated by reference from Exhibit (d)(7) to the Schedule TO filed by the Registrant on October 19, 2012).

10.15*	Lock-up Agreement between EAC and IDE Stockholders.

10.16*	Registration Rights Agreement, dated as of December 14, 2012, between EAC and IDE Stockholders.

10.17*	Voting Agreement, dated as of December 14, 2012, between EAC, Empeiria Investors LLC, Stephen Cope, and IDE Stockholders.

10.18*	Termination and International Assignment Agreement, dated as of December 14, 2012, between International Drilling Equipment Company LLC, IDE and Integrated Drilling Equipment, LLC.

10.19*	First Amendment to Commercial Lease, dated as of December 14, 2012, between 9th GREEN LLC, and IDE.

10.20*	First Amendment to Commercial Lease, dated as of December 14, 2012, between IDECO LLC and Advanced Rig Services LLC.

10.21*	First Amendment to Commercial Lease, dated as of December 14, 2012, between SDC Blackhole LP, Advanced Rig Services LLC and IDE.

10.22*	Term Loan and Security Agreement, dated as of December 14, 2012, between EAC, IDE, Merger Sub and Elm Park Capital Management, LLC.

10.23*	Registration Rights Agreement, dated as of December 14, 2012, between EAC, Elm Park Credit Opportunities Fund, L.P. and Elm Park Credit Opportunities Fund (Canada), L.P.

10.24*	Amended and Restated Revolving Credit and Security Agreement, dated as of December 14, 2012, between IDE, Merger Sub, EAC and PNC Bank, National Association.

10.25*	Stock Purchase Agreement, dated as of December 14, 2012, between EAC and Empeiria Investors LLC.

14.1	Code of Conduct and Ethics (incorporated by reference from Exhibit 14.1 to the Form S-1 filed by the Registrant on May 2, 2011).

Exhibit Number	Description
21.1*	Subsidiaries of the Registrant.

23.1*	Consent of Rothstein Kass.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2012	Empeiria Acquisition Corp.

	By:	/s/ N. Michael Dion
Name: N. Michael Dion
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 19, 2012, by and among EAC, IDE Acquisition Co., LLC, IDE, and Stephen Cope, as representative of IDE stockholders (incorporated by reference from Exhibit 2.1 to the Form 8-K filed by the Registrant on October 19, 2012).

3.1	Second Amended and Restated Certificate of Incorporation of EAC (incorporated by reference from Exhibit 3.1 to the Form 8-K filed by the Registrant on June 21, 2011).

3.2	Bylaws of EAC (incorporated by reference from Exhibit 3.3 to the Form S-1 filed by the Registrant on May 2, 2011).

3.3*	Amendment to the Bylaws of EAC.

4.1	Warrant Agreement, dated June 15, 2011, by and between EAC and Continental Stock Transfer & Trust Company (incorporated by reference from Exhibit 4.1 to the Form 8-K filed by the Registrant on June 21, 2011).

4.2	Form of Unit Purchase Option (incorporated by reference from Exhibit 4.5 to the Form S-1 filed by the Registrant on May 2, 2011).

4.3	Specimen Warrant Certificate (included in Exhibit 4.4).

4.4*	Common Stock Warrant Agreement, dated as of December 14, 2012, between EAC, Elm Park Credit Opportunities Fund, L.P. and Elm Park Credit Opportunities Fund (Canada), L.P.

4.5*	Specimen Series A Preferred Stock Certificate.

4.6*	Certificate of Designation of Series A Preferred Stock.

10.1	Investment Management Trust Agreement, dated June 15, 2011, by and between EAC and Continental Stock Transfer & Trust Company (incorporated by reference from Exhibit 10.1 to the Form 8-K filed by the Registrant on June 21, 2011).

10.2	Registration Rights Agreement, dated June 15, 2011, by and among EAC and the securityholders named therein (incorporated by reference from Exhibit 10.2 to the Form 8-K filed by the Registrant on June 21, 2011).

10.3	Letter Agreement, dated as of June 15, 2011, among EAC, and each of the directors and officers of the Registrant (incorporated by reference from Exhibit 10.3 to the Form 8-K filed by the Registrant on June 21, 2011).

10.4	Second Amended and Restated Unit Subscription Agreement, among the Company and the Sponsor, dated June 15, 2011 (incorporated by reference from Exhibit 10.5 to the Form 8-K filed by the Registrant on June 21, 2011).

10.5	Securities Subscription Agreement, dated January 24, 2011 (incorporated by reference from Exhibit 99.1 to the Form S-1 filed by the Registrant on March 4, 2011).

10.6	Amendment No. 1 to Securities Subscription Agreement, dated June 15, 2011 (incorporated by reference from Exhibit 10.6 to the Form 8-K filed by the Registrant on June 21, 2011).

10.7	Promissory Note, dated March 3, 2011, issued to Alan B. Menkes in the amount of $50,000 (incorporated by reference from Exhibit 10.11 to the Form S-1 filed by the Registrant on March 4, 2011).

10.8	Letter Agreement between Empeiria Investors LLC and EAC regarding administrative support (incorporated by reference from Exhibit 10.9 to the Form S-1 filed by the Registrant on May 2, 2011).

10.9	Form of Indemnity Agreement for officers and directors (incorporated by reference from Exhibit 10.10 to the Form S-1 filed by the Registrant on May 2, 2011).

10.10	Underwriting Agreement, dated June 15, 2011, by and between EAC and Cohen & Company Capital Markets, LLC as representative of the underwriters (incorporated by reference from Exhibit 1.1 to the Form 8-K filed by the Registrant on June 21, 2011).

10.11	Amended and Restated Employment Agreement, dated as of October 19, 2012, between IDE and Stephen Cope (incorporated by reference from Exhibit (d)(4) to the Schedule TO filed by the Registrant on October 19, 2012).

10.12	Amended and Restated Employment Agreement, dated as of October 19, 2012, between IDE and Eric Storm (incorporated by reference from Exhibit (d)(5) to the Schedule TO filed by the Registrant on October 19, 2012).

Exhibit Number	Description
10.13	Employment Agreement, dated as of October 19, 2012, between IDE and Richard Dodson (incorporated by reference from Exhibit (d)(6) to the Schedule TO filed by the Registrant on October 19, 2012).

10.14	Amended and Restated Employment Agreement, dated as of October 19, 2012, between IDE and Anthony Beebe (incorporated by reference from Exhibit (d)(7) to the Schedule TO filed by the Registrant on October 19, 2012).

10.15*	Lock-up Agreement between EAC and IDE Stockholders.

10.16*	Registration Rights Agreement, dated as of December 14, 2012, between EAC and IDE Stockholders.

10.17*	Voting Agreement, dated as of December 14, 2012, between EAC, Empeiria Investors LLC, Stephen Cope, and IDE Stockholders.

10.18*	Termination and International Assignment Agreement, dated as of December 14, 2012, between International Drilling Equipment Company LLC, IDE and Integrated Drilling Equipment, LLC.

10.19*	First Amendment to Commercial Lease, dated as of December 14, 2012, between 9th GREEN LLC, and IDE.

10.20*	First Amendment to Commercial Lease, dated as of December 14, 2012, between IDECO LLC and Advanced Rig Services LLC.

10.21*	First Amendment to Commercial Lease, dated as of December 14, 2012, between SDC Blackhole LP, Advanced Rig Services LLC and IDE.

10.22*	Term Loan and Security Agreement, dated as of December 14, 2012, between EAC, IDE, Merger Sub and Elm Park Capital Management, LLC.

10.23*	Registration Rights Agreement, dated as of December 14, 2012, between EAC, Elm Park Credit Opportunities Fund, L.P. and Elm Park Credit Opportunities Fund (Canada), L.P.

10.24*	Amended and Restated Revolving Credit and Security Agreement, dated as of December 14, 2012, between IDE, Merger Sub, EAC and PNC Bank, National Association.

10.25*	Stock Purchase Agreement, dated as of December 14, 2012, between EAC and Empeiria Investors LLC.

14.1	Code of Conduct and Ethics (incorporated by reference from Exhibit 14.1 to the Form S-1 filed by the Registrant on May 2, 2011).

21.1*	Subsidiaries of the Registrant.

23.1*	Consent of Rothstein Kass.

*	Filed herewith.